Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

INTRODUCTORY NOTE

The following unaudited pro forma condensed combined financial statements give effect to the transaction between Coinstar, Inc., (“Coinstar”) a Delaware corporation and Travelex Money Transfer Limited (“TMT”), a company incorporated in England and Wales, using the purchase method of accounting for the business combination.

On May 31, 2006, Coinstar completed the purchase of TMT pursuant to an Agreement for the Sale and Purchase of the Entire Share Capital of Travelex Money Transfer Limited, (the “Purchase Agreement”). The consideration paid for the purchase was $27.5 million in cash.

The purchase of TMT was initially reported on a Current Report on Form 8-K dated and filed on June 6, 2006, and is being amended hereby to include the financial statements required by Item 9.01.

The transaction will be accounted for as a purchase of TMT by Coinstar under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. Under the purchase method of accounting, the total purchase price is allocated to the net tangible and intangible assets acquired by Coinstar in connection with the transaction, based on their fair values as of the completion of the transaction. The excess cost over the net tangible and identifiable intangible assets is allocated to goodwill.

The unaudited pro forma condensed combined financial statements present the purchase of TMT under the purchase method of accounting, which reflects the allocation of the purchase price to the assets acquired and liabilities assumed based on their estimated fair value at the time of the purchase. The unaudited pro forma condensed combined financial statements reflect the preliminary purchase price allocation based on Coinstar’s estimate of the fair value of the assets acquired and liabilities assumed. The preliminary purchase allocation is subject to finalization of the valuation of intangible assets, and other assets acquired and liabilities assumed.

The unaudited pro forma condensed combined balance sheet of Coinstar gives effect to the transaction as if it occurred on March 31, 2006. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2005 and the three months ended March 31, 2006 give effect to the transaction as if it had occurred on January 1, 2005.

The historical statement of operations and balance sheet of TMT have been prepared in accordance with U.S. generally accepted accounting principles for the purpose of presenting the unaudited pro forma condensed combined financial information. The U.K. to U.S. GAAP adjustments for the year ended December 31, 2005 are represented in the notes to the combined consolidated financial statements of TMT. No significant U.K. to U.S. GAAP adjustments exist as of and for the three months ended March 31, 2006.

The historical financial statements of TMT were presented in Euros. For the purposes of presenting the unaudited pro forma condensed combined financial information, the adjusted statement of operations of TMT for the year ended December 31, 2005 and three month period ended March 31, 2006, have been translated into US dollars at the average daily closing rate for the year ended December 31, 2005 and three months ended March 31, 2006. The adjusted balance sheet of TMT at March 31, 2006 has been translated into US dollars at the closing rate on March 31, 2006.

The preliminary pro forma acquisition adjustments are based on available information and certain assumptions made by Coinstar’s management and may be revised as additional information becomes available. The unaudited pro forma condensed combined financial information is not intended to represent what Coinstar’s financial position was or results of operations would have been if the acquisition had occurred on those dates or to project Coinstar’s financial position or results of operations for any future period. Since Coinstar and TMT were not under common control or management for any period presented, the unaudited pro forma condensed combined financial results may not be comparable to, or indicative of, future performance.

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K/A and results of the preliminary allocation of the purchase price based on estimates of the fair value of the assets acquired and liabilities assumed. The unaudited pro forma statements do not reflect synergies expected from the combination of the two entities. The unaudited pro forma condensed combined financial statements and the accompanying notes thereto of Coinstar and TMT should be read in conjunction with and are qualified by the historical financial statements and notes thereto of Coinstar and TMT. Coinstar’s historical financial statements are included in Coinstar’s Annual Report on Form 10-K for the year ended December 31, 2005 and Coinstar’s Quarterly Report on Form 10-Q for the three months ended March 31, 2006. The historical financial statements and related notes thereto for TMT for the year ended December 31, 2005 are attached as Exhibits 99.1 to this Form 8-K/A. The historic financial data of TMT as of and, for the three months ended March 31, 2006 included in the pro forma condensed combined financial statements has been derived from the underlying accounting records of the businesses comprising TMT, as adjusted to conform with US GAAP.

We cannot assure you that Coinstar will not incur charges in excess of those included in the pro forma total consideration related to the transaction or that management will be successful in its efforts to integrate the operations of the companies.

UNAUDITED PRO FORMA CONDENSED COMBINED

BALANCE SHEET

March 31, 2006

(in thousands)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Coinstar	TMT US GAAP
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$40,717	$845	$(27,484)	A	$14,078
Cash in machine or in transit	54,572	—	—		54,572
Cash being processed	57,177	1,338	—		58,515
Trade accounts receivable, net	9,407	3,005	—		12,412
Inventory	32,755	—	—		32,755
Deferred income taxes	17,329	—	—		17,329
Prepaid expenses and other current assets	9,125	2,133	(188)	A	11,070

Total current assets	221,082	7,321	(27,672)		200,731
PROPERTY AND EQUIPMENT, NET	153,256	2,002	—		155,258
DEFERRED INCOME TAXES	2,444	—	—		2,444
OTHER ASSETS	5,130	—	—		5,130
EQUITY INVESTMENTS	19,904	—	—		19,904
INTANGIBLE ASSETS, NET	38,821	81	8,890	B
			(81)	D	47,711
GOODWILL	184,265	89	19,509	B
			(89)	D	203,774

TOTAL ASSETS	$624,902	$9,493	$557		$634,952

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$35,455	$1,755	$—		$37,210
Accrued liabilities payable to retailers	64,509	1,338	—		65,847
Other accrued liabilities	23,129	10,487	1,394	A
			(8,294)	C	26,716
Current portion of long-term debt and capital lease obligations	7,331	—	—		7,331

Total current liabilities	130,424	13,580	(6,900)		137,104
LONG-TERM DEBT, CAPITAL LEASE OBLIGATIONS, DEFERRED TAXES AND OTHER	194,419	—	3,370	F	197,789

Total liabilities	324,843	13,580	(3,530)		334,893
STOCKHOLDERS’ EQUITY:
Common stock and additional paid-in capital	330,961	1	(1)	E	330,961
Accumulated deficit	(8,979)	(4,088)	4,088	E	(8,979)
Treasury stock	(23,165)	—	—		(23,165)
Accumulated other comprehensive income	1,242	—	—		1,242

Total stockholders’ equity	300,059	(4,087)	4,087		300,059

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$624,902	$9,493	$557		$634,952

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma adjustments relate to the merger as if it had occurred as of March 31, 2006. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained. Amounts are in thousands.

(A)	Purchase Price Adjustments

The purchase price adjustments reflect the cash payment made for the purchase of TMT’s common stock and the acquisition-related costs incurred by Coinstar.

For purposes of the pro forma financial information, the following table presents the components of the purchase price consideration.

Cash paid for acquisition of Holdings	$27,484
Estimated acquisition-related costs	1,582

$29,066

The acquisition-related expenses consist primarily of legal and accounting fees, consulting and other directly related charges. As of March 31, 2006, Coinstar had recorded $188 of accrued acquisition costs and classified these charges as other assets. The remaining $1,394 appears as a pro forma adjustment to other accrued liabilities.

(B)	Purchase Price Allocation

The following represents the preliminary allocation of the purchase price to the acquired assets and assumed liabilities of TMT and is based on March 31, 2006 balances for pro forma purposes only. This allocation is preliminary and based on TMT’s assets and liabilities at March 31, 2006. These amounts differ from the preliminary allocation of purchase prices based on the closing date, May 31, 2006, balances.

Net tangible assets acquired	$667
Goodwill	19,509
Intangible assets:
Internal use software	4,690
Agent relationships	2,900
Trademark	1,020
Tradename and non-compete agreements	280

Total purchase price	$29,066

Net tangible assets acquired of $667 consist primarily of cash, property and equipment, prepaid expenses and other assets, offset by a deferred tax liability and other accrued liabilities. TMT’s historical assets and liabilities were reviewed for valuation and determined to approximate fair value. No fair value adjustments to TMT’s recorded assets or liabilities were necessary.

Goodwill of $19,509 represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets. The unaudited pro forma condensed combined statements of operations do not reflect the amortization of goodwill acquired in the merger consistent with the guidance in the Financial Accounting Standards Board (“FASB”) Statement No. 142, Goodwill and Other Intangible Assets.

Amortization of acquired intangible assets has been provided over their estimated useful lives, as follows:

Internal use software	5 years
Agent relationships	10 years
Trademark	7 years
Tradename and non-compete agreements	2 years

(C)	This adjustment represents elimination of the net indebtedness of TMT to the parent company of $8,294 classified in accrued liabilities, none of which was assumed as part of the acquisition.

(D)	This adjustment represents the elimination of TMT’s net intangible asset, related to a 2005 acquisition.

(E)	These adjustments represent the elimination of TMT’s stockholders’ equity accounts.

(F)	This adjustment represents the effect on the deferred tax liability balance resulting from the book to tax effect on the valuation of intangible assets.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

For the three months ended March 31, 2006

(in thousands except per share data)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Coinstar	TMT US GAAP
REVENUE	$126,032	$3,083	(266)	A	$
			(304)	C
			218	I		128,763
EXPENSES:
Direct operating	86,299	1,409	(127)	A
			(266)	B
			137	I
			(26)	K		87,426
Marketing	924	325	—			1,249
Research and development	1,241	—	—			1,241
General and administrative	12,766	3,319	(32)	J
			(783)	K		15,270
Depreciation and other	12,859	233	—			13,092
Amortization of intangible assets	1,327	7	(7)	E
			395	F		1,722

Income (loss) from operations	10,616	(2,210)	357			8,763
OTHER INCOME (EXPENSE):
Interest income and other, net	471	—	(297)	G		174
Interest expense	(3,732)	(405)	405	D		(3,732)
Income from equity investments	191	—	—			191
Early retirement of debt	(238)	—	—			(238)

Income (loss) before income taxes	7,308	(2,615)	465			5,158
Income taxes	(3,129)	—	792	H		(2,337)

NET INCOME (LOSS)	$4,179	$(2,615)	$1,257			$2,821

NET INCOME PER SHARE:
Basic	$0.15					$0.10
Diluted	$0.15					$0.10
WEIGHTED SHARES OUTSTANDING:
Basic	27,716					27,716
Diluted	27,987					27,987

See accompanying notes to unaudited pro forma condensed combined financial statements.

The following adjustments to the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2006 relate to the merger as if it had occurred as of January 1, 2005. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained.

(A)	These adjustments represent the elimination of revenue and direct expense activity of the parent company that were not part of the acquired business.

(B)	This adjustment relates to the elimination of agent fees and commissions paid to the parent company for locations that were included as part of the acquired business. Post acquisition, these are owned locations. No agency fees or commissions exist for any directly owned and operated locations.

(C)	This adjustment reflects the elimination of intercompany activity with the parent company for operational charges plus 5%. These intercompany charges to the parent company were recorded as revenue and are not an on-going part of TMT activity.

(D)	This adjustment reflects the elimination of interest expense on the intercompany loan from the parent company.

(E)	This adjustment represents the elimination of intangible asset amortization expense related to a 2005 acquisition.

(F)	This adjustment represents the amortization of the intangible assets relating to agent relationships, internal use software, trademark, tradename and non-compete agreements for the three month period ended March 31, 2006.

(G)	This adjustment represents the elimination of interest income that Coinstar would not have earned during 2006, resulting from the decrease in cash related to the direct purchase price of TMT.

(H)	This adjustment reflects the income tax effect relating to adjustments described above and inclusion of TMT in the determination of the pro forma tax expense. A tax benefit for TMT’s net operating losses is reflected as a pro forma adjustment due to sufficient earnings of other Coinstar subsidiaries in the same taxing jurisdictions.

(I)	This adjustment represents revenue and operating expenses associated with contracts that were assumed in connection with the acquisition, however, were not part of the historical results of the acquired business.

(J)	This adjustment represents the elimination of third party services that were contracted for operations in the Middle East region. These services were discontinued, post-acquisition, and are not an on-going cost of the acquired business.

(K)	This adjustment reflects the elimination of certain intercompany charges from the parent company that are not considered on-going expenses of the acquired entity. These expenses were mostly comprised of corporate administrative and executive level expense allocations that are not an on-going cost of the acquired business.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

(in thousands except per share data)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Coinstar	TMT US GAAP
REVENUE	$459,739	$9,302	$(2,643)	A	$
			(1,559)	C
			900	I		465,739
EXPENSES:
Direct operating	309,162	5,552	(788)	A
			(869)	B
			567	I
			(111)	K		313,513
Marketing	10,748	207	—			10,955
Research and development	5,716	—	—			5,716
General and administrative	36,625	15,955	10	I
			(136)	J
			(3,278)	K		49,176
Depreciation and other	45,347	619	—			45,966
Amortization of intangible assets	4,556	11	(11)	E
			1,579	F		6,135

Income (loss) from operations	47,585	(13,042)	(265)			34,278
OTHER INCOME (EXPENSE):
Interest income and other, net	1,549	5	(797)	G		757
Interest expense	(12,916)	(745)	677	D		(12,984)
Income from equity investments	281	—	—			281

Income (loss) before income taxes	36,499	(13,782)	(385)			22,332
Income taxes	(14,227)	(92)	5,200	H		(9,119)

NET INCOME (LOSS)	$22,272	$(13,874)	$4,815			$13,213

NET INCOME PER SHARE:
Basic	$0.86					$0.51
Diluted	$0.86					$0.51
WEIGHTED SHARES OUTSTANDING:
Basic	25,767					25,767
Diluted	26,033					26,033

See accompanying notes to unaudited pro forma condensed combined financial statements.

The following unaudited pro forma adjustments to the unaudited pro forma combined statements of operations for the year ended December 31, 2005 relate to the merger as if it had occurred as of January 1, 2005. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained.

(A)	These adjustments represent the elimination of revenue and direct expense activity of the parent company that were not part of the acquired business.

(B)	This adjustment relates to the elimination of agent fees and commissions paid to the parent company for locations that were included as part of the acquired business. Post acquisition, these are owned locations. No agency fees or commissions exist for any directly owned and operated locations.

(C)	This adjustment reflects the elimination of intercompany activity with the parent company for operational charges plus 5%. These intercompany charges to the parent company were recorded as revenue and are not an on-going part of TMT activity.

(D)	This adjustment reflects the elimination of interest expense on the intercompany loan from the parent company.

(E)	This adjustment represents the elimination of intangible asset amortization expense related to a 2005 acquisition.

(F)	This adjustment represents the amortization of the intangible assets relating to agent relationships, internal use software, trademark, tradename and non-compete agreements for the year ended December 31, 2005.

(G)	This adjustment represents the elimination of interest income that Coinstar would not have earned during 2005, resulting from the decrease in cash related to the direct purchase price of TMT.

(H)	This adjustment reflects the income tax effect relating to adjustments described above and inclusion of TMT in the determination of the pro forma tax expense. A tax benefit for TMT’s net operating losses is reflected as a pro forma adjustment due to sufficient earnings of other Coinstar subsidiaries in the same taxing jurisdictions.

(I)	This adjustment represents revenue and operating expenses associated with contracts that were assumed in connection with the acquisition, however, were not part of the historical results of the acquired business.

(J)	This adjustment represents the elimination of third party services that were contracted for operations in the Middle East region. These services were discontinued, post-acquisition, and are not an on-going cost of the acquired business.

(K)	This adjustment reflects the elimination of certain intercompany charges from the parent company that are not considered on-going expenses of the acquired business. These expenses were mostly comprised of corporate administrative and executive level expense allocations that are not an on-going cost of the acquired business.